Exhibit 99.1

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER: 09-17787

OFFICE OF THE UNITED STATES TRUSTEE – BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended August 31, 2011

Accounting Method:    ☒Accrual Basis        ☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:		Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:
1. Is the business still operating?	X(2)

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X(3)

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 9/22/11	Print Name:	Joel I. Sher

	Signature:	/s/ Joel I. Sher

	Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 8/1/2011 to 8/31/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$106,671,426	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	104,345		27,549,992
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	171,500	(3)	22,994,972

Total Cash Receipts	$275,845		$148,950,477

3. Cash Disbursements
Operations	148,516		21,646,401
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	511,727		19,340,015
Other			18,525,000

Total Cash Disbursements	$660,243		$59,511,416

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(384,398)		89,439,061

5. Ending Cash Balance (to Form 2-C)	$106,287,028	(4)	$106,287,028	(4)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$5,041,495	—	$66,652	4,974,843
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,522	—	—	5,522
xxxxxxx2954	New Mexico Bank & Trust	41,136	—	1,791	39,345
xxxxxxx2989	New Mexico Bank & Trust	2,708	—	—	2,708
xxxxxxx5856	New Mexico Bank & Trust	446,393	—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,932,667	—	—	4,932,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,884,548	—	—	95,884,548

		$106,355,471	$—	$68,441	$106,287,028	(4)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)

(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.

(3)	Other cash receipts for the month include $161,500 received from Ketchum Communications, Inc. as settlement of complaint filed by TMST, Inc. to recover prepetition payments and $10,000 from Luxury Mortgage Corp as part of a Stay Agreement with TMST Home Loans, Inc

(4)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH DISBURSEMENTS DETAIL                         Account No:                 xxxxxxx2822

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/2/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	$54,943
8/2/2011	WIRE	Tydings & Rosenberg LLP	Professional services	8,696
8/2/2011	WIRE	Goldin Associates, LLC	Professional services	190,785
8/2/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	219,774
8/2/2011	WIRE	KPMG LLP	Professional services	13,010
8/2/2011	WIRE	J.H. Cohn LLP	Professional services	6,656
8/3/2011	7439	AT&T TeleConferenceServices	TeleConference Service	5
8/3/2011	7440	Epiq Bankruptcy Solutions, LLC	Professional services	14,658
8/3/2011	7441	LuciData, Inc.	Contract Services	841
8/3/2011	7442	FedEX	Shipping	173
8/3/2011	7443	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
8/3/2011	7444	CSC	Statutory Representation	306
8/3/2011	7445	First Interstate Plaza	Office Lease_Rent	285
8/3/2011	7446	TMST Employee	Expense reimbursement	40
8/3/2011	7447	TMST Employee	Expense reimbursement	1,220
8/3/2011	7448	Walsh, Anderson, Brown, Aldridge & Gallegos	Professional services	1,855
8/3/2011	7449	Qwest	Information Services	119
8/10/2011	WIRE	ADP Inc.	Payroll - Direct deposits	23,478
8/11/2011	WIRE	ADP, Inc.	Payroll taxes	10,403
8/24/2011	WIRE	ADP Inc.	Payroll - Direct deposits	27,100
8/25/2011	WIRE	ADP, Inc.	Payroll taxes	12,819
8/30/2011	7450	Crystal Springs	Office Supplies	87
8/30/2011	7451	FedEX	Shipping	91
8/30/2011	7452	Iron Mountain Information Management	Document Storage	607
8/30/2011	7453	FTI Consulting, Inc.	Contract Services	2,307
8/30/2011	7454	Verizon Wireless	Information Services	714
8/30/2011	7455	tw telecom	Information Services	1,256
8/30/2011	7456	Epiq Bankruptcy Solutions, LLC	Professional services	3,204
8/30/2011	7457	Blue Chip Insurance Agency	General Liability Insurance	1,363
8/30/2011	7458	AT&T TeleConferenceServices	TeleConference Service	14
8/30/2011	7459	RR Donnelley Receivables, Inc	EDGAR Filings	1,200
8/30/2011	7460	First Interstate Plaza	Office Lease_Rent	5,622
8/30/2011	7461	Susman Godfrey	Professional services	1,142
8/30/2011	7462	TBConsulting	Contract Services	48,790

			Total Cash Disbursements	$656,139	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
8/1/2011	Blue Chip Insurance Agency	General Liability Insurance	$1,363
8/15/2011	TMST Employee	Expense reimbursement	60
8/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	327
8/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	779
8/25/2011	US Bank	Credit Risk Advisor Fee	553
8/25/2011	Wells Fargo Bank	Reinvestment Income	30
8/26/2011	Zuni Investors, LLC	Reimbursement of Expenses	101,234
8/31/2011	Ketchum Communications, Inc.	Settlement of Complaint	161,500
8/31/2011	Luxury Mortgage Corp	Stay Agreement	10,000

	Total Cash Receipts		$275,845	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/2/2011	15551	MIDCON Data Services LLC	Document Storage	$2,065
8/30/2011	15552	Incorporating Services, LTD	Delaware Registered Agent	100
8/30/2011	15553	CSC	Statutory Representation	626
8/30/2011	15554	Pepper Hamilton LLP	Professional services	1,035

			Total Cash Disbursements	$3,826	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/5/2011	ACH	ADP Financial Services	Payroll processing	$140
8/19/2011	ACH	ADP Financial Services	Payroll processing	138

			Total Cash Disbursements	$278	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
7/31/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 8/1/2011 to 8/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: August 31, 2011

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$106,287,028	$16,848,967
Accounts Receivable (from Form 2-E)		903,381	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	897,065	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		108,087,474	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,201,340	533,109

Net Fixed Assets		—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,005,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$107,697,704	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$780,661	$—
Post-petition Accrued Professional Fees (from Form 2-E)		4,348,488	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable (List):	Contingent obligations (4)	3,296,287	—
		—

Total Post Petition Liabilities		8,425,436	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,750,874	3,664,898,118

Total Pre Petition Liabilities		3,421,750,874	3,664,898,118

TOTAL LIABILITIES		3,430,176,310	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)		(7,797,569)	—

TOTAL OWNERS’ EQUITY		(3,322,478,606)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$107,697,704	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan. Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: August 1, 2011 to August 31, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,680
Mortgage servicing income	1,688	21,797,937

Net Operating Revenue	1,688	27,435,617

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,688	28,630,693

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	179,590	27,357,882
Rents and Leases	5,622	932,616
Depreciation, Depletion and Amortization	—	668,240
Other (list):	—	—
	—	—

Total Operating Expenses	185,212	29,854,128

Operating Income / (Loss)	(183,524)	(1,223,435)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	475,750	23,320,619
Other Reorganization Expense	3,507	655,565

Total Reorganization Expenses	479,257	23,976,184

Net Income / (Loss) Before Income Taxes	(662,781)	(8,138,620)

Federal and State Income Tax Expense / (Benefit) (5)	—	(341,051)

NET INCOME / (LOSS)	$(662,781)	$(7,797,569)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $18.4 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $13.9 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity's respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability was incurred in 2010.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: August 1, 2011 to August 31, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$6,615	$6,615	8/11/2011	Wire	$—
		8,506	8,506	8/25/2011	Wire	—
State	—	1,407	1,407	8/11/2011	Wire	—
		1,696	1,696	8/25/2011	Wire	—
			—
FICA Tax Withheld	—	1,052	1,052	8/11/2011	Wire	—
		1,164	1,164	8/25/2011	Wire	—
Employer’s FICA Tax	—	1,329	1,329	8/11/2011	Wire	—
		1,452	1,452	8/25/2011	Wire	—
Unemployment Tax
Federal	—		—			—
			—
State	—	—	—			—
			—			—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—					—

TOTALS	$—	$23,222	$23,222			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 8/1/2011 to 8/31/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$623,282
30 to 60 days	841		531,638
61 to 90 days	—		666,806
91 to 120 days	—		196,756
Over 120 days	492,676		3,110,668
Unavailable	283,719	(3)

Total Post Petition	777,236

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	903,381
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$903,381

	Total Post Petition Accounts Payable		$5,129,149

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	35,000	63,640		295,723
Unsecured Creditors’ Financial Advisor	—	—	6,656		7,150
Chapter 11 Trustee (4)	—	75,000	—		1,650,000
Trustee’s Counsel	—	245,000	219,774		1,076,161
Trustee’s Financial Advisor	—	160,000	190,785		787,652
Trustee’s Tax Advisor (5)	—	10,000	13,010		66,894
Claims Agent	—	15,000	17,862		15,000

Total	$410,304	$540,000	$511,727		$4,348,488

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 8/1/2011 to 8/31/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: August 31, 2011

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	July 2011	$859,874
	August 2011	660,243
	September 2011

	Quarterly Total	$1,520,117

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calender quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of August 31, 2011

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Zuni Investors, LLC	7/26/2011	841	—	841	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance (2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees (2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable		$777,236	$—	$841	$—	$—	$492,676	$283,719

Pre Petition	Date	Amount
Premium Recapture	4/30/2009	6,887
Borrower Escrow Advance Balance (2)	Various	119,108
Borrower Inspection Fees (2)	Various	150

Total Pre Petition Accounts Receivable		$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000
Adfitech	12/31/10	50,846	—	—	—	—	50,846
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	01/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	01/31/11	49,639	—	—	—	—	49,639
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
KPMG LLP	01/31/11	1,238	—	—	—	—	1,238
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	—	—	—	5,860
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	—	—	68,211
Tydings & Rosenberg LLP	01/31/11	6,608	—	—	—	—	6,608
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	02/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	02/28/11	47,377	—	—	—	—	47,377
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	6,752	—	—	—	—	6,752
Shapiro Sher Guinot & Sandler	02/28/11	52,721	—	—	—	—	52,721
Tydings & Rosenberg LLP	02/28/11	4,769	—	—	—	—	4,769
American Stock Transfer & Trust	03/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	03/31/11	63,042	—	—	—	—	63,042
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
KPMG LLP	03/31/11	2,358	—	—	—	—	2,358
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	11,434	—	—	—	—	11,434
Shapiro Sher Guinot & Sandler	03/31/11	76,205	—	—	—	—	76,205
Tydings & Rosenberg LLP	03/31/11	3,299	—	—	—	—	3,299
American Stock Transfer & Trust	04/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	04/30/11	60,743	—	—	—	—	60,743
Quinn Emanuel Urquhart Oliver & Hedges	04/30/11	26,352	—	—	—	—	26,352
Shapiro Sher Guinot & Sandler	04/30/11	76,243	—	—	—	—	76,243
Tydings & Rosenberg LLP	04/30/11	2,368	—	—	—	—	2,368
American Stock Transfer & Trust	05/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	05/31/11	45,911	—	—	—	45,911	—
J.H. Cohn LLP	05/31/11	1,664	—	—	—	1,664	—
KPMG LLP	05/31/11	3,253	—	—	—	3,253	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/11	13,449	—	—	—	13,449	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Shapiro Sher Guinot & Sandler	05/31/11	49,765	—	—	—	49,765	—
Tydings & Rosenberg LLP	05/31/11	1,940	—	—	—	1,940	—
American Stock Transfer & Trust	06/01/11	5,775	—	—	—	5,775	—
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	06/30/11	204,398	—	—	204,398	—	—
KPMG LLP	06/30/11	39,948	—	—	39,948	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/11	69,286	—	—	69,286	—	—
Shapiro Sher Guinot & Sandler	06/30/11	262,447	—	—	262,447	—	—
Tydings & Rosenberg LLP	06/30/11	9,952	—	—	9,952	—	—
American Stock Transfer & Trust	07/01/11	5,775	—	—	5,775	—	—
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	07/31/11	156,543	—	156,543	—	—	—
KPMG LLP	07/31/11	10,098	—	10,098	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/11	27,994	—	27,994	—	—	—
Shapiro Sher Guinot & Sandler	07/31/11	245,569	—	245,569	—	—	—
Tydings & Rosenberg LLP	07/31/11	10,658	—	10,658	—	—	—
American Stock Transfer & Trust	08/01/11	5,775	—	5,775	—	—	—
CenturyLink	08/22/11	119	119	—	—	—	—
FrontBridge Technologies, Inc.	08/24/11	2,575	2,575	—	—	—	—
FedEx	08/26/11	12	12	—	—	—	—
TMST Employee	08/29/11	101	101	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	08/31/11	15,000	15,000	—	—	—	—
Goldin Associates, LLC	08/31/11	160,000	160,000	—	—	—	—
KPMG LLP	08/31/11	10,000	10,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/11	25,000	25,000	—	—	—	—
Shapiro Sher Guinot & Sandler	08/31/11	245,000	245,000	—	—	—	—
Tydings & Rosenberg LLP	08/31/11	10,000	10,000	—	—	—	—
Iron Mountain Information Management	08/31/11	722	722	—	—	—	—
TBConsulting	08/31/11	47,019	47,019	—	—	—	—
Walsh, Anderson, Brown, Aldridge & Gallegos, P.C.	08/31/11	734	734	—	—	—	—
Payroll Accrual	08/31/11	32,000	32,000	—	—	—	—

Post Petition Accounts Payable		5,129,149	623,282	531,638	666,806	196,756	3,110,668

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Exhibit D

For Period Ending August 31, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.